MONTHLY SERVICER'S CERTIFICATE
                    (Delivered pursuant to subsection 3.04(b)
                     of the Pooling and Servicing Agreement



                        HOUSEHOLD FINANCE CORPORATION

                      HOUSEHOLD CARD FUNDING CORPORATION

                      HOUSEHOLD CREDIT CARD MASTER TRUST I

               Class A and Class B Certificates, Series 1995-1



              The undersigned, a duly authorized representative of Household Finance Corp as Servicer (the "Servicer"), pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1995 (the "Pooling and
Servicing Agreement"), by and among Household Card Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby with respect to the information set forth below as follows:

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1.      Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and
Servicing Agreement.

2.      Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.

3.      The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on May 15, 1996.

5.      Trust Information.

(a)     The aggregate amount of Collections processed for the Due Period
        preceding such Distribution Date was equal to.....     $193,116,841.46

(b)     The aggregate amount of such Collections with respect to
        Principal Receivables for the Due Period preceding such
        Distribution Date was equal to. ..................     $160,287,724.03


(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Due Period preceding
        such Distribution Date was equal to ..... ........      $32,829,117.43

(d)     The Defaulted Amount for the preceding Due Period is    $13,047,271.33

(e)     The total amount of Principal Receivables as of the last day of the
        immediately preceding Due Period is ..............   $2,340,051,382.96

(f)     The Portfolio Yield for such Distribution Date .......          10.11%

(g)     The total amount of Principal Receivables in the Trust at the
        beginning of the preceding Due Period is equal to    $2,347,551,459.10

(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (e) and the
        amount in clause (g) divided by 2) is equal to ...   $2,343,801,421.03

(i)     The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding
        Due Period is....................................       $38,450,630.88

(j) The aggregate outstanding balance of the Accounts which were delinquent by one payment as of the close of business on the last day of the calendar month preceding such Distribution Date was equal
        to ...... ........................................     $137,489,428.02

(k) The aggregate outstanding balance of the Accounts which were delinquent by two payments as of the close of business on the last day of the calendar month preceding such Distribution Date was equal
        to ...... ........................................      $40,202,871.28

(l) The aggregate outstanding balance of the Accounts which were delinquent by three or more payments as of the close of business on the last day of the calendar month preceding such
        Distribution Date was equal to....................      $77,250,133.42

(m)     The aggregate amount of Trust Excess Principal Collections for such
        Distribution Date is..............................     $136,557,367.81

(n)     The aggregate amount of Principal Shortfalls for such Distribution
        Date is ..........................................               $0.00

6.      Group One Information

(a)     The Average Rate for Group One (the weighted average Certificate
        Rate reduced to take into account any payments made pursuant to
        interest rate agreements, if any ) is equal to ..              5.8079%

(b)     Group One Total Investor Collections is equal to..     $164,526,183.83

(c)     Group One Investor Principal Collections is equal to.  $136,557,367.81

(d)     Group One Investor Finance Charge and Administrative Collections
        equal to..........................................      $27,968,816.02

(e)     Group One Investor Additional Amounts is equal to                $0.00

(f)     Group One Investor Default Amount is equal to ....      $11,115,642.45

(g)     Group One Investor Monthly Fees is equal to ......       $3,333,333.33

(h)     Group One  Investor Monthly Interest is equal to......   $9,679,761.75

7.      Series 1995-1 Information

(a)     The Series Adjusted Portfolio Yield for the Due Period preceding such
        Distribution Date was equal to .......................          10.11%

(b)     The Series 1995-1 Allocation Percentage with respect to the Due
        Period preceding such Distribution Date was equal to .         100.00%

(c)     The Floating Allocation Percentage for the Due Period preceding such
        Distribution Date was equal to .......................          85.20%

(d)     The aggregate amount of Reallocated Finance Charge and
        Administrative Collections for the Due Period preceding
        such Distribution Date is equal to ...................  $27,968,816.02

(e)     The Floating Allocation Percentage of Series Allocable Finance
        Charge and Administrative Collections for the Due Period preceding
        such Distribution Date is equal to.... ...........      $27,968,816.02

(f)     Class A Invested Amount ..........................   $1,500,000,000.00

(g)     The Class A Invested Percentage with respect to the Due Period
        preceding such Distribution Date was equal to ........          75.00%

(h)     The Class A Invested Percentage of the amount set forth in Item 7(d)
        above was equal to ............................. .      $20,976,612.02

(i)     The amount of Class A Monthly Interest for such Distribution Date is
        equal to..... ....................................       $7,087,500.00

(j)     The amount of any Class A Monthly Interest previously due but not
        distributed on a prior Distribution Date is equal to .           $0.00

(k)     The amount of Class A Additional Interest for such Distribution Date
        is equal to ..........................................           $0.00

(l)     The amount of any Class A Additional Interest previously due but not
        distributed on a prior Distribution Date is equal to..           $0.00

(m)     The Class A Investor Default Amount for such Distribution Date is
        equal to ....... .................................       $8,336,731.84

(n)     The Allocable Servicing Fee for such Distribution Date   $3,333,333.33

(o)     The Class A Required Amount, if any, with respect to such
        Distribution Date is equal to... .................               $0.00

(p)     Class B Invested Amount ..........................     $214,286,000.00

(q)     The Class B Invested Percentage for the Due Period preceding such
        Distribution Date was equal to.... ..............               10.71%

(r)     The Class B Invested Percentage of the amount set forth in Item 7(d)
        above is equal to................................       $2,996,662.85

(s)     The amount of Class B Monthly Interest for such Distribution Date is
        equal to..........................................       $1,044,644.25

(t)     The amount of any Class B Monthly Interest previously due but not
        distributed on a prior Distribution Date is equal to..           $0.00

(u)     The amount of Class B Additional Interest for such Distribution Date
        is equal to...........................................           $0.00

(v)     The amount of any Class B Additional Interest previously due but not
        distributed on a prior Distribution Date is equal to..           $0.00

(w)     Class B Investor Default Amount for such Distribution Date is equal
        to...............................................       $1,190,963.28

(x) The amount of Reallocated Finance Charge and Administrative Collections to be distributed to the Collateral Interest Holder with
        respect to such Distribution Date is equal to.....       $1,547,617.50

(y)     The Series 1995-1 Principal Shortfall for such Distribution Date is
        equal to.........................................                $0.00

(z)     The Series 1995-1 Excess Principal Collections is equa           $0.00

(aa)    The amount of Excess Finance Charge and Administrative Collections
        with respect to such Distribution Date is equal to....   $3,840,078.48

(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:

        (i)     to fund the Class A Required Amount, if any, with
        respect to such Distribution Date.....................           $0.00

        (ii)    to reimburse Class A Investor Charge-Offs.....           $0.00

        (iii)   to pay current or overdue Class B Monthly Interest, Class
        B Additional Interest or the Cumulative Excess Interes           $0.00

           (iv)    to fund the Class B Investor Default Amount with
        respect to such Distribution Date.................       $1,190,963.28

        (v)     to reimburse certain previous reductions in the Class B
         Invested Amount..... .............................              $0.00

        (vi)    to pay any portion of the Allocable Servicing Fee not
        paid pursuant to clause (i) above.... ............               $0.00

        (vii)   to make any required deposit in the Cash
        Collateral Account ...................................           $0.00

(cc)    The amount of Subordinated Principal Collections with respect to such
        Distribution Date is equal to.... ................      $34,139,341.95

(dd)    The Principal Allocation Percentage is equal
        to...............................................               85.20%

(ee)    The total amount to be distributed to Class A Certificateholders on
        such Distribution Date in payment of principal is equal to       $0.00

(ff)    The total amount to be distributed to Class B Certificateholders on
        such Distribution Date in payment of principal is equal to       $0.00

(gg)    The amount of Class A Investor Charge-Offs for such Distribution               $0.00
        Date is equal to...................                              $0.00

(hh)    The total amount of reimbursements of Class A Investor Charge-Offs
        for such Distribution Date is equal to............               $0.00

(ii)    The amount of Class B Investor Charge-Offs and other reductions in
        the Class B Invested Amount for such Distribution Date           $0.00

(jj)    The total amount of reimbursements of Class B Investor Charge-Offs
        for such Distribution Date is equal to............               $0.00

(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
        on such Distribution Date) will equal to..........   $1,500,000,000.00

(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
        on such Distribution Date) will equal to..........     $214,286,000.00

(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal
        from the Collateral Account) was equal to.........     $285,714,000.00

(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on
        such Distribution Date, will be equal to..........     $285,714,000.00

(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date,
        will be equal to......  ..........................                1.33

(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal
        to....................................................           $0.00

8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions
        on such Distribution Date is equal to.............      $27,968,816.02

9. The total amount to be distributed from the Collection Account to the Transferor on such Distribution Date (after taking into consideration the amounts which have been netted with respect to all Series against
        deposits to the Collection Account) is equal to....      $3,840,078.48

10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this
        Series against deposits to the Collection Account) is            $0.00

11. As of the date hereof, to the best knowledge of the undersigned, (a) the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None".

12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of _______________).

14. The amount specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

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        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this _____ day of _______________, 199_.

                                HOUSEHOLD FINANCE CORPORATION
                                as Servicer,

                                      s/ S. H. Smith
                                By: _______________________________
                                      Name: Steven H. Smith
                                      Title: Servicing Officer